Exhibit 99.3

 Fourth Quarter and Year End 2017 Earnings Presentation  January 23, 2018

 This presentation contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through the Company’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential,” “confident,” “future” and other similar words and expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance, including, without limitation, the impact of the 2017 Tax Cuts and Jobs Act on the Company and its operations and financial results, the performance of the banking and mortgage industry and the economy in general and the benefits, cost, synergies and financial impact of the Company’s acquisition of the Clayton Banks. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this Earnings Release including, without limitation, the risks and other factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 31, 2017 under the captions “Cautionary note regarding forward-looking statements” and “Risk factors.” Many of these factors are beyond the Company’s ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.  Forward looking statements

 Use of non-GAAP financial measures  This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non‐GAAP financial measures include, without limitation, pro forma core net income, pro forma core income tax expense, pro forma core diluted earnings per share, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), pro forma core return on average assets and equity and pro forma core total revenue.  Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non‐core in nature. The Company refers to these non‐GAAP measures as core measures. This Earnings Release also presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, pro forma return on average tangible common equity and pro forma core return on average tangible common equity.  Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. The following tables provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

4Q 2017 and full-year 2017 highlights

Key highlights

- Core EPS of $0.60 and $2.14, driven by core ROAA of 1.59% and 1.56% for 4Q 2017 and 2017, respectively
- Loans (HFI) grew to $3.17 billion, a 71.3% increase from 4Q 2016; organic loans grew 13.9% from 4Q 2016 and 6.7% annualized from 3Q 2017
- Total deposits grew to $3.66 billion, a 37.2% increase from 4Q 2016; organic customer deposits grew 2.0% from 4Q 2016 and declined 3.9% annualized from 3Q 2017
- Continued customer-focused balance sheet growth resulting in a net interest margin of 4.63% for 4Q 2017 and 4.46% for 2017
- Banking Segment core efficiency ratio[1] improved to 55.6% in 4Q 2017, down from 56.2% in 3Q 2017
- Mortgage banking revenue of $30.3 million, a 15.7% increase from 4Q 2016, driven by interest rate lock commitment (IRLC) volume of $1.8 billion for the quarter, up 24.0% from 4Q 2016
- Income tax benefit of $5.9 million in 4Q 2017 due to revaluation of recorded deferred tax liability; 2018 expected effective tax rate of 24.5% - 25.5%

Financial results

	Three months ended December 31, 2017	
	Non-GAAP Core results[1]	Reported GAAP results
Diluted earnings per share	$0.60	$0.74
Net income ($million)	$18.7	$23.0
Net interest margin	4.35%[2]	4.63%
Return on average assets	1.59%	1.96%
Return on average equity	12.8%	15.8%
Return on average tangible common equity	17.4%	21.4%
Efficiency ratio	63.6%	66.9%

[1] Core results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for non-core income and expense items as outlined in the non-GAAP reconciliation calculations, using a combined marginal income tax rate of 39.225% excluding one-time items. See "Use of non-GAAP financial measures" and the Appendix hereto.

[2] Excludes accretion from acquired / purchased loans and collection of interest income on nonaccrual loans.

FB FirstBank

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     Consistently delivering balanced profitability and growth  Drivers of profitability  Core pro forma return on average assets1 ($million)  Net interest margin  Noninterest income ($mn)      Loans / deposits  1 Our pro forma net income includes a pro forma provision for federal income taxes using a combined effective income tax rate of 35.63%, 35.08% and 36.75% for the years ended December 31, 2014, 2015 and 2016, respectively, and also includes the exclusion of a one-time tax charge in 3Q 2016. The years ended December 31 2014, 2015, 2016 and 2017 are annual percentages.   +64 bps    NPLs (HFI) / loans (HFI) (%)

 Peer-leading net interest margin remains strong  Historical yield and costs  1 Includes tax-equivalent adjustment  NIM (%)  3.99%   4.28%   4.19%   4.61%   4.63%     NIM, ex-accretion and nonaccrual interest collections (%)   3.90%  4.04%  4.03%  4.33%  4.35%    Deposit cost (%)   0.29%  0.32%  0.34%  0.46%  0.50%    Loan (HFI) yield    4Q 2016  3Q 2017  4Q 2017  Contractual interest rate on loans HFI1  4.71%  5.08%  5.20%  Origination and other loan fee income  0.41%  0.38%  0.26%    5.12%  5.46%  5.46%  Nonaccrual interest collections  0.07%  0.16%  0.15%  Accretion on purchased loans  0.08%  0.23%  0.24%  Syndication fee income  --  0.05%  0.03%  Total loan yield (HFI)  5.27%  5.90%  5.88%

Consistent loan growth and balanced portfolio

Total loan growth[1] ($million) and commercial real estate concentration



Growth: 71.3% y/y
Organic growth: 13.9%
$1,849
$1,901
$1,971
$3,115
$3,167
4Q16
1Q17
2Q17
3Q17
4Q17

Commercial real estate (CRE) concentrations[2]	% of Risk-Based Capital 4Q 2016	% of Risk-Based Capital 4Q 2017 (preliminary)
C&D loans subject to 100% risk-based capital threshold[3]	81%	96%
Total CRE loans subject to 300% risk-based capital threshold[3]	185%	228%

Loan portfolio breakdown[1]

4Q 2012



Other 5%
1-4 family 19%
1-4 family HELOC 13%
Multifamily 3%
C&D 8%
CRE 14%
C&I 38%

Total HFI loans: $1,240 million

4Q 2017



Other 8%
1-4 family 15%
1-4 family HELOC 6%
Multifamily 2%
C&D 14%
CRE 17%
C&I 38%

Total HFI loans: $3,167 million

[1] Exclude HFS loans, C&I includes owner-occupied CRE
[2] Risk-based capital at FirstBank as defined in Call Report. 4Q 2017 calculation is preliminary and subject to change.
[3] Excludes owner-occupied CRE

FB FirstBank

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 Stable, low cost core deposit franchise    Total deposits ($million)  1 Includes mortgage servicing-related escrow deposits of $46.7 million, $43.7 million, $49.9 million, $56.8 million and $53.7 million for the quarters ended December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017 respectively.  Noninterest bearing deposits ($million)1  Growth: 27.4% y/y  Deposit composition  Cost of deposits      Customer growth: 34.0% y/y  Organic customer growth: 2.0% y/y

Mortgage banking continues to execute across channels

Highlights

- 2017 Mortgage Segment pre-tax core contribution of $16.8 million
- Typical seasonal weakness offset by higher than expected Consumer Direct volumes and strength in retail and reverse channels
- Mortgage banking income $30.3 million, up 15.7% from 4Q 2016
- IRLC volume of $1.8 billion during 4Q 2017 from $1.5 billion during 4Q 2016
- Continuing to create operational leverage and refine efficiencies as business model develops, focusing on overall direct contribution

Mortgage banking income ($million)

	4Q 2016	3Q 2017	4Q 2017
Gain on Sale	$29.5	$29.6	$29.6
Fair value changes	($7.1)	($0.8)	($3.3)
Servicing Revenue	$3.8	$3.5	$4.2
Fair value MSR change	$ --	($0.9)	($0.2)
Total	$26.2	$31.3	$30.3

IRLC volume by line of business (%)



Consumer Direct
Correspondent
Third party originated
Retail
Retail footprint
4Q 2016
3Q 2017
4Q 2017

	4Q 2016	3Q 2017	4Q 2017
IRLC volume:	$1,463mn	$2,001mn	$1,814mn
IRLC pipeline:	$533mn	$541mn	$504mn

IRLC volume mix by purpose (%)



Purchase
Refinance
4Q 2016
46%
54%
3Q 2017
55%
45%
4Q 2017
50%
50%

Note: Values by channel in dollars are included on page 8 of the Quarterly Financial Supplement for IRLC volume, IRLC pipeline and Mortgage sales.

FirstBank

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 Improving operating leverage remains a key objective  Consolidated 4Q 2017 core efficiency ratio of 63.6% driven by Banking Segment core efficiency ratio of 55.6%, approaching our target level of sub-55% Conversion of Clayton Banks core systems on December 1; expect 1Q 2018 to be the first quarter with cost savings fully phased-inBank’s investment in IT systems, including a new core system, created a scalable platform designed to drive and support growth across marketsContinuing to refine mortgage banking with operational efficiency improvements while maintaining contribution   Core efficiency ratio (tax-equivalent basis)1  Improving operating efficiency  1 See “Use of non-GAAP financial measures” and the Appendix hereto.

 Asset quality remains strong    Classified & PCI loans ($million)  Net charge-offs / average loans  Nonperforming ratios  LLR / loans              1 Includes $5.9 million of acquired excess land and facilities at December 31, 2017 and $43.0 million of GNMA rebooked loans – see page 11 of the Quarterly Financial Supplement.   1

     Strong capital position for future growth  1 Total regulatory capital, FB Financial Corporation. 4Q 2017 calculation is preliminary and subject to change.2 See “Use of non-GAAP financial measures” and the Appendix hereto.  Capital position  Simple capital structure     4Q 2016  3Q 2017  4Q 20171  Shareholder’s equity / Assets  10.1%  12.5%  12.6%  TCE / TA2  8.7%  9.5%  9.7%  Common equity tier 1 / Risk-weighted assets  11.0%  10.8%  10.7%  Tier 1 capital / Risk-weighted assets  12.2%  11.6%  11.4%  Total capital / Risk-weighted assets  13.0%  12.2%  12.0%  Tier 1 capital / Average assets  10.1%  11.4%  10.5%      Tangible book value per share  Growth: 26.0% since IPO (September 2016)

    Appendix

GAAP reconciliation and use of non-GAAP financial measures

Core net income

(Dollars in thousands)	2017				2016
Core net income	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Pre-tax net income	$ 27,504	$ 12,990	$ 17,813	$ 15,178	$ 13,797
Non-core items:					
Noninterest income					
Less change in fair value on mortgage servicing rights, net	(190)	(893)	(1,840)	(501)	-
Less gain from securities, net	1	254	29	1	-
Less (loss) gain on sales or write-downs of other real estate owned and other assets	(386)	(314)	62	748	(349)
Noninterest expenses					
Plus variable compensation charge related to cash settled equity awards	-	-	-	635	1,041
Plus merger and conversion	2,069	15,711	767	487	-
Plus (recovery of) impairment of mortgage servicing rights	-	-	-	-	(3,411)
Plus loss on sale of mortgage servicing rights	-	-	249	-	4,447
Pre tax core net income	$ 30,148	$ 29,654	$ 20,578	$ 16,052	$ 16,223
Core income tax expense	11,471	11,138	7,659	5,768	5,739
Core net income	$ 18,677	$ 18,516	$ 12,919	$ 10,284	$ 10,484
Weighted average common shares outstanding fully diluted	31,166,080	30,604,537	26,301,458	24,610,991	24,500,943

Core diluted earnings per share					
Diluted earning per share	$ 0.74	$ 0.27	$ 0.43	$ 0.40	$ 0.37
Non-core items:					
Noninterest income					
Less change in fair value on mortgage servicing rights	(0.01)	(0.03)	(0.07)	(0.02)	-
Less gain from securities, net	0.00	0.01	0.00	0.00	0.00
Less (loss) gain on sales or write-downs of other real estate owned and other assets	(0.01)	(0.01)	0.00	0.03	(0.01)
Noninterest expenses					
Plus variable compensation charge related to cash settled equity awards	-	-	-	0.03	0.04
Plus merger and conversion	0.07	0.51	0.03	0.02	-
Plus (recovery of) impairment of mortgage servicing rights	-	-	-	-	(0.14)
Plus loss on sale of mortgage servicing rights	-	-	0.01	-	0.18
Tax effect	(0.2)	(0.2)	(0.0)	(0.01)	(0.04)
Core diluted earnings per share	$ 0.60	$ 0.60	$ 0.49	$ 0.42	$ 0.43

FB FirstBank

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GAAP reconciliation and use of non-GAAP financial measures

Pro forma core net income

(Dollars in thousands)

Pro forma core net income	YTD 2017	2016	2015	2014
Pre-tax net income	$ 73,485	$ 62,324	$ 50,824	$ 34,731
Non-core items:				
Noninterest income				
Less change in fair value on mortgage servicing rights, net	(3,424)	-	-	-
Less gain from securities, net	285	4,407	1,844	2,000
Less (loss) gain on sales or write-downs of other real estate owned and other assets	110	1,179	(710)	151
Noninterest expenses				
Plus one-time equity grants	-	2,960	-	3,000
Plus variable compensation charge related to cash settled equity awards	635	1,254	-	-
Plus merger and conversion	19,034	3,268	3,543	-
Plus (recovery of) impairment of mortgage servicing rights	-	4,678	194	-
Plus loss on sale of mortgage servicing rights	249	4,447	-	-
Pre tax core net income	$ 96,432	$ 73,345	$ 53,427	$ 35,580
Pro forma core income tax expense	36,036	27,225	18,850	12,708
Pro forma core net income	$ 60,396	$ 46,120	$ 34,577	$ 22,872
Weighted average common shares outstanding fully diluted	28,207,602	19,312,174	17,180,000	17,180,000

Pro forma core diluted earnings per share	YTD 2017	2016	2015	2014
Diluted earning per share	$ 1.86	$ 2.04	$ 2.79	$ 1.89
Non-core items:				
Noninterest income				
Less change in fair value on mortgage servicing rights	(0.13)	-	-	-
Less gain from securities, net	0.01	0.23	0.11	0.12
Less (loss) gain on sales or write-downs of other real estate owned and other assets	0.01	0.06	(0.04)	0.01
Noninterest expenses				
Plus one-time equity grants	-	0.15	-	0.17
Plus variable compensation charge related to cash settled equity awards	0.03	0.06	-	-
Plus merger and conversion	0.63	0.17	0.21	-
Plus (recovery of) impairment of mortgage servicing rights	-	0.24	0.01	-
Plus loss on sale of mortgage servicing rights	0.01	0.23	-	-
Tax effect	(0.5)	(0.2)	(0.9)	2.07
Pro forma core diluted earnings per share	$ 2.14	$ 2.39	$ 2.01	$ 1.33

FB FirstBank

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 GAAP reconciliation and use of non-GAAP financial measures  Tax-equivalent efficiency ratio  (Dollars in thousands)     2017                 2016    Core efficiency ratio (tax-equivalent basis)     Fourth Quarter     Third Quarter     Second Quarter     First Quarter     Fourth Quarter     Total noninterest expense      $ 57,540       $ 69,224       $ 49,136       $ 46,417       $ 47,319      Less variable compensation charge related to cash settled equity awards      -       -       -       635       1,041      Less merger and conversion expenses      2,069       15,711       767       487       -      Less (recovery of) impairment of mortgage servicing rights      -       -       -       -       (3,411)     Less loss on sale of mortgage servicing rights      -       -       249       -       4,447      Core noninterest expense      $ 55,471       $ 53,513       $ 48,120       $ 45,295       $ 45,242      Net interest income (tax-equivalent basis)      49,692       44,281       31,158       30,963       29,686      Total noninterest income      37,017       37,820       35,657       31,087       31,332      Less change in fair value on mortgage servicing rights      (190)      (893)      (1,840)      (501)      -      Less gain on sales or write-downs of other real estate owned and other assets      (386)      (314)      62       748       (349)     Less gain on sales of securities, net      1       254       29       1       -      Core noninterest income      37,592       38,773       37,406       30,839       31,681      Core revenue      $ 87,284       $ 83,054       $ 68,564       $ 61,802       $ 61,367      Efficiency ratio (GAAP)(1)     66.91%     85.01%     74.35%     75.67%     78.39%     Core efficiency ratio (tax-equivalent basis)     63.55%     64.43%     70.18%     73.29%     73.72%                             (1) Efficiency ratio (GAAP) is calculated by dividing non-interest expense by total revenue

GAAP reconciliation and use of non-GAAP financial measures

Segment tax-equivalent efficiency ratio

(Dollars in thousands)	2017				2016
Banking segment core efficiency ratio (tax equivalent)	**Fourth Quarter**	**Third Quarter**	**Second Quarter**	**First Quarter**	**Fourth Quarter**
Core consolidated noninterest expense	$ 55,471	$ 53,513	$ 48,120	$ 45,295	$ 45,242
Less Mortgage segment noninterest expense	20,117	19,510	19,802	17,670	22,256
Add (recovery of) impairment of mortgage servicing rights	-	-	-	-	(3,411)
Add loss on sale of mortgage servicing rights	-	-	249	-	4,447
Adjusted Banking segment noninterest expense	35,354	34,003	28,567	27,625	24,022
Adjusted core revenue	87,284	83,054	68,564	61,802	61,367
Less Mortgage segment noninterest income	23,825	23,588	23,121	19,414	22,975
Less change in fair value on mortgage servicing rights	(190)	(893)	(1,840)	(501)	-
Adjusted Banking segment total revenue	$ 63,649	$ 60,359	$ 47,283	$ 42,889	$ 38,392
Banking segment core efficiency ratio (tax-equivalent basis)	55.55%	56.33%	60.42%	64.41%	62.57%
Mortgage segment core efficiency ratio (tax equivalent)					
Consolidated noninterest expense	$ 57,540	$ 69,224	$ 49,136	$ 46,417	$ 47,319
Less (recovery of) impairment of mortgage servicing rights	-	-	-	-	(3,411)
Less loss on sale of mortgage servicing rights	-	-	249	-	4,447
Less Banking segment noninterest expense	37,423	49,714	29,334	28,747	25,030
Adjusted Mortgage segment noninterest expense	$ 20,117	$ 19,510	$ 19,553	$ 17,670	$ 21,253
Total noninterest income	37,017	37,820	35,657	31,087	31,332
Less Banking segment noninterest income	13,192	14,232	12,536	11,673	8,357
Less change in fair value on mortgage servicing rights	(190)	(893)	(1,840)	(501)	-
Adjusted Mortgage segment total revenue	$ 24,015	$ 24,481	$ 24,961	$ 19,915	$ 22,975
Mortgage segment core efficiency ratio (tax-equivalent basis)	83.77%	79.69%	78.33%	88.73%	92.50%

FB FirstBank

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GAAP reconciliation and use of non-GAAP financial measures

Tangible assets and equity

(Dollars in thousands)	2017				2016
Tangible assets and equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Tangible Assets					
Total assets	$ 4,727,713	$ 4,581,943	$ 3,346,570	$ 3,166,459	$ 3,276,881
Less goodwill	137,190	138,910	46,867	46,867	46,867
Less intangibles, net	14,902	12,550	4,048	4,171	4,563
Tangible assets	$ 4,575,621	$ 4,430,483	$ 3,295,655	$ 3,115,421	$ 3,255,451
Tangible Common Equity					
Total shareholders' equity	$ 596,729	$ 572,528	$ 509,517	$ 342,142	$ 330,498
Less goodwill	137,190	138,910	46,867	46,867	46,867
Less intangibles, net	14,902	12,550	4,048	4,171	4,563
Tangible common equity	$ 444,637	$ 421,068	$ 458,602	$ 291,104	$ 279,068
Common shares outstanding	30,535,517	30,526,592	28,968,160	24,154,323	24,107,660
Book value per common share	$ 19.54	$ 18.75	$ 17.59	$ 14.16	$ 13.71
Tangible book value per common share	$ 14.56	$ 13.79	$ 15.83	$ 12.05	$ 11.58
Total shareholders' equity to total assets	12.62%	12.50%	15.23%	10.81%	10.09%
Tangible common equity to tangible assets	9.72%	9.50%	13.92%	9.34%	8.65%
Net income	$ 23,018	$ 8,388	$ 11,239	$ 9,753	$ 9,010
Return on tangible common equity	20.54%	7.90%	9.83%	13.59%	12.84%

Return on average tangible equity

(Dollars in thousands)	2017				2016
Return on average tangible common equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Total average shareholders' equity	$ 578,856	$ 550,409	$ 398,805	$ 333,178	$ 318,986
Less average goodwill	138,093	108,220	46,839	46,839	46,839
Less intangibles, net	13,726	9,983	4,124	4,353	4,694
Average tangible common equity	$ 427,037	$ 432,206	$ 347,842	$ 281,986	$ 267,453
Net income	$ 23,018	$ 8,388	$ 11,239	$ 9,753	$ 9,010
Return on average tangible common equity	21.38%	7.70%	12.96%	14.03%	13.40%

FB FirstBank

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GAAP reconciliation and use of non-GAAP financial measures    Core return on average tangible equity  Core return on average assets and equity  (Dollars in thousands)     2017                 2016    Core return on average tangible equity     Fourth Quarter     Third Quarter     Second Quarter     First Quarter     Fourth Quarter     Pre-tax net income       $ 27,504       $ 12,990       $ 17,813       $ 15,178       $ 13,797      Adjustments:                                   Add non-core items      2,644       16,664       2,765       874       2,426       Less core income tax expense      11,471       11,138       7,659       5,768       5,739      Core net income      $ 18,677       $ 18,516       $ 12,919       $ 10,284       $ 10,484      Core return on average tangible common equity     17.35%     17.00%     14.90%     14.79%     15.60%     (Dollars in thousands)     2017                 2016    Core return on average assets and equity     Fourth Quarter     Third Quarter     Second Quarter     First Quarter     Fourth Quarter      Net income      $ 23,018       $ 8,388       $ 11,239       $ 9,753       $ 9,010       Average assets      4,664,669       4,162,478       3,224,783       3,172,149       3,206,398       Average equity      578,856       550,409       398,805       333,178       318,986      Return on average assets     1.96%     80.00%     1.40%     1.25%     1.12%     Return on average equity     15.78%     6.05%     11.30%     11.87%     11.24%      Core net income      18,677       18,516       12,919       10,284       10,484      Core return on average assets     1.59%     1.76%     1.61%     1.31%     1.30%     Core return on average equity     12.80%     13.35%     12.99%     12.52%     13.08%

 GAAP reconciliation and use of non-GAAP financial measures  Pro forma core return on average assets and equity    Core total revenue  (Dollars in thousands)     2017                 2016    Core total revenue     Fourth Quarter     Third Quarter     Second Quarter     First Quarter     Fourth Quarter     Net interest income      $ 48,983       $ 43,610       $ 30,427       $ 30,251       $ 29,032      Noninterest income      37,017       37,820       35,657       31,087       31,332      Less adjustments:                                    Change in fair value of mortgage servicing rights      (190)      (893)      (1,840)      (501)      -       Gain from securities, net      1       254       29       1       -       (Loss) gain on sales or write-downs of other real estate owned and other assets      (386)      (314)      62       748       (349)     Core total revenue      $ 86,575       $ 82,383       $ 67,833       $ 61,090       $ 60,713

 GAAP reconciliation and use of non-GAAP financial measures  Business mix by core, pre-tax contribution  (Dollars in thousands)     2017                 2016    Business mix by core, pre-tax contribution     Fourth Quarter     Third Quarter     Second Quarter     First Quarter     Fourth Quarter     Pre-tax net income      $ 27,504       $ 12,990       $ 17,813       $ 15,178       $ 13,797     Pre-tax Mortgage segment contribution      3,269       3,948       3,747       2,139       759       Less change in fair value on mortgage servicing rights      (190)      (893)      (1,840)      (501)      -       Plus (recovery of) impairment of mortgage servicing rights      -       -       -       -       (3,411)      Plus loss on sale of mortgage servicing rights      -       -       249       -       4,447      Pre-tax core Mortgage segment contribution      3,459       4,841       5,836       2,640       1,795     Pre-tax Mortgage segment mix     11.89%     30.39%     21.04%     14.09%     5.50%     Pre-tax core net income      $ 30,148       $ 29,654       $ 20,578       $ 16,052       $ 16,223      Pre-tax core Mortgage segment mix     11.47%     16.32%     28.36%     16.45%     11.06%     Pre-tax Banking segment mix     88.11%     69.61%     78.96%     85.91%     94.50%     Pre-tax core Banking segment mix     88.53%     83.68%     71.64%     83.55%     88.94%